[LETTERHEAD]                                                    Exhibit 10.104


                                                              October 15, 1998

Arcadia Financial Ltd.
7825 Washington Avenue South
Minneapolis, Minnesota 55439-2444

     Re: ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-C; ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-D; ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-A

Ladies and Gentlemen:

     Reference is hereby made to the premium letters, dated September 18, 1997, (as amended to date the "1997-C Premium Letter"), December 16, 1997 (as amended to date the "1997-D Premium Letter") and March 25, 1998 (as amended to date the "1998-A Premium Letter," and collectively, the "Premium Letters"), respectively, each from Financial Security Assurance Inc. ("Financial Security") and agreed to accepted by Arcadia Financial Ltd. ("AFL"), relating to the Arcadia Automobile Receivables Trust, 1997-C (the "1997-C Trust"), the Arcadia Automobile Receivables Trust, 1997-D (the "1997-D Trust") and the Arcadia Automobile Receivables Trust, 1998-A (the "1998-A Trust"), respectively.

     Reference is also made to (1) the Insurance and Indemnity Agreement, dated as of September 18, 1997, among Financial Security, the 1997-C Trust, Arcadia Receivables Finance Corp. (the "Company") and AFL, (2) the Insurance and Indemnity Agreement, dated as of December 16, 1997, among Financial Security, the 1997-D Trust, the Company and AFL and (3) the Insurance and Indemnity Agreement, dated as of March 25, 1998, among Financial Security, the 1998-A Trust, the Company and AFL (collectively, the "Insurance Agreements").

     This letter will confirm the agreement of AFL and Financial Security that the Premium Letters shall be amended as described below. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the related Insurance and Indemnity Agreement.

AMENDMENT TO 1997-C PREMIUM LETTER

     The 1997-C Premium Letter is hereby amended to add the following paragraph immediately following the third paragraph:

     "The "1997-C Spread Account Recourse Reduction Amount" as of any Distribution Date means $10,000,000 minus the aggregate of all Spread Account Recourse Adjustment Amounts related thereto."

AMENDMENT TO 1997-D PREMIUM LETTER

     The 1997-D Premium Letter is hereby amended to add the following paragraph immediately following the third paragraph:

     "The "1997-D Spread Account Recourse Reduction Amount" as of any Distribution Date means $12,500,000 minus the aggregate of all Spread Account Recourse Adjustment Amounts related thereto."

AMENDMENT TO 1998-A PREMIUM LETTER

     The 1998-A Premium Letter is hereby amended to add the following paragraph immediately following the third paragraph:

     "The "1998-A Spread Account Recourse Reduction Amount" as of any Distribution Date means $12,500,000 minus the aggregate of all Spread Account Recourse Adjustment Amounts related thereto."

AMENDMENT TO THE PREMIUM LETTERS

     Each of the Premium Letters is further amended by adding the following definitions after each of the above replacement paragraphs:

The related "Spread Account Recourse Adjustment Amount," shall be $0 (zero) until the earlier of the following occurrences: (a) one year from the effective date of this amendment or (b) (i) with respect to Series 1997-C, 3.25% of the related Note Balance is equal to or less than $10,000,000, (ii) with respect to Series 1997-D, 4.30% of the related Note Balance is equal to or less than $12,500,000 and (iii) with respect to Series 1998-A, 4.30% of the related Note Balance is equal to or less than $12,500,000, in each case as of the most recent Distribution Date. On each Distribution Date after the relevant date with respect to such Series, the related Spread Account Recourse Adjustment Amount, so long as no Insurance Agreement Event of Default or Capture Event exists, shall be the lesser of (x) the related Spread Account Recourse Maximum Adjustment Amount and (y) the sum of (i) the excess, if any, of the amounts on deposit in the related Spread Account (prior to giving effect to deposits into the related Spread Account pursuant to Section 3.03(b) priority EIGHTH, clause FIRST on such Distribution Date) over the related Spread Account Maximum Amount for such Distribution Date, plus (ii) the aggregate of the amount deposited into the related Spread Account on such Distribution Date pursuant to Section 3.03(b), priority EIGHTH, clause FIRST of the Spread Account Agreement.

     The related "Spread Account Recourse Maximum Adjustment Amount," with respect to any Distribution Date after the earlier of the occurrences described in clauses (a) and (b) in the definition of Spread Account Recourse Adjustment Amount, shall mean the sum of (i) (x) with respect to the Distribution Date in November 1999 and Series 1997-D and Series 1998-A, $500,000, and (y) in all other cases, $1,000,000 and (ii) the amount by which the Spread Account Recourse Maximum Adjustment Amount for the immediately preceding Distribution Date exceeded the related Spread Account Recourse Adjustment Amount for such preceding Distribution Date; PROVIDED, HOWEVER, that in no case shall the Spread Account Recourse Maximum Adjustment Amount exceed the current Spread Account Recourse Reduction Amount as of such

Distribution Date (prior to giving effect to deposits into the related Spread Account pursuant to Section 3.03(b) priority EIGHTH, clause FIRST on such Distribution Date).

     Except as provided herein, all provisions, terms and conditions of the Premium Letters shall remain in full force and effect. As amended hereby, each of the Premium Letters are ratified and confirmed in all respects. Each of Financial Security and AFL agree that this amendment to the Premium Letters shall be in effect only for so long as Financial Security shall not have delivered a notice to AFL specifying that this amendment shall cease to be in effect from and after the date specified in the notice. Upon such termination, all the terms of the Premium Letters in effect immediately before the effectiveness of this amendment shall be in effect from and after such date.

                                         Very truly yours,

                                         FINANCIAL SECURITY ASSURANCE INC.

                                         By: /s/ [ILLEGIBLE]
                                            ------------------------------
                                                  Authorized Officer


Agreed to and accepted by:

ARCADIA FINANCIAL LTD.

By:  /s/ John A. Witham
   -----------------------------------
   Name:  John A. Witham
   Title: Executive Vice President and
          Chief Financial Officer